UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                   0-22011                      86-0760991
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                    85016
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   (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events
               ------------

         In May 17, 2006, the Registrant, a specialty pharmaceutical company with proprietary drug formulation and delivery technologies utilized in the development of a pipeline of difficult to formulate, oral controlled-release, generic and branded drugs, announced that, Theodore Miro, has joined its subsidiary, Synovics Laboratories, Inc., as Vice President responsible for technical operations. In this role Mr. Miro will lead in the development of the Registrant's drug pipeline and will interface with Kirk Pharmaceuticals, the Registrant's announced pending acquisition, in the development and manufacture of the Registrant's products. Mr. Miro has previously worked for Forrest Labs, Barr Labs and Pfizer.

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

                99.1    Press Release, dated May 17, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 19, 2006

                                            SYNOVICS PHARMACEUTICALS, INC.

                                            By:    /s/ Ronald H. Lane
                                                   -----------------------------
                                            Name:  Ronald H. Lane, PhD.
                                            Title: President